SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:

July 21, 2009
(Date of earliest event reported)

SYBASE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16493	94-2951005
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Sybase Drive Dublin, CA 94568
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (925) 236-5000

Item 2.02     Results of Operations and Financial Condition

(a)   On July 21, 2009, Sybase, Inc. issued a press release announcing its results for the three months ended June 30, 2009 (“Q2 2009 Release”), a copy of which is furnished as Exhibit 99.1 and incorporated herein by reference.  As part of the Q2 2009 Release, Sybase presented certain financial information, including the following:

(1)	Condensed Consolidated Balance Sheets for June 30, 2009 (unaudited) and December 31, 2008
(2)	Condensed Consolidated Statements of Income (unaudited) for the three and six months ended June 30, 2009 and 2008, respectively
(3)	Reconciliation of Non-GAAP Results to GAAP Results for selected items for the three and six months ended June 30, 2009 and 2008, respectively
(4)	Condensed Consolidated Statements of Cash Flows (unaudited) for the six months ended June 30, 2009 and 2008, respectively
(5)	Consolidated Statement of Operations by Segment for the three months ended June 30, 2009 (unaudited)
(6)	Consolidated Statement of Operations by Segment for the six months ended June 30, 2009 (unaudited)
(7)	Reconciliation of Non-GAAP Results to GAAP Results for selected segment items for the three and six months ended June 30, 2009 and 2008, respectively
(8)	Reconciliation of GAAP-based EPS to Non-GAAP EPS for the three months ended September 30, 2009 (unaudited)
(9)	Reconciliation of GAAP-based EPS to Non-GAAP EPS for the twelve months ended December 31, 2009 (unaudited)
(10)	Consolidated Statement of Operations Supplemental Format for the three months ended June 30, 2009 (unaudited)
(11)	Consolidated Statement of Operations Supplemental Format for the six months ended June 30, 2009 (unaudited)

(b)  On the same date, the Company orally disclosed certain of the above-referenced pro forma and GAAP amounts, and provided pro forma and GAAP financial guidance for the three months ending September 30, 2009 and twelve months ending December 31, 2009 during a webcast and conference call meeting all of the following requirements:

(1)	The information was provided as part of a presentation that was complementary to and occurred within 48 hours of publication of the Q2 2009 Release;

(2)	The presentation was broadly accessible to the public by dial-in conference call and webcast;

(3)	The financial and other statistical information contained in the presentation was available on the Company’s external website together with information required under Section 244.100 of Regulation G at the time of the conference call and webcast; and

(4)	The presentation was announced by widely disseminated press release that included instructions as to when and how to access the presentation and the location on the Company’s website where the information would be available.

(c) In accordance with General Instruction B.2 of Form 8-K, the information included the Q2 2009 Release (other than the tables referenced in Item 2.02(a)(1), (2), (4), (5) and (6)) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits

(c)	Exhibits

	Exhibit No.	Description

	99.1	Press Release of Sybase, Inc. issued July 21, 2009

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYBASE, INC.

Date:	July 21, 2009	By:	/s/ DANIEL R. CARL
			Name:	Daniel R. Carl
			Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Sybase, Inc. issued July 21, 2009